SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): MARCH 31, 2005
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                                16-0547600
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     (Commission File Number)            (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                14228-1197
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    (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Item 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On March 31, 2005, the registrant issued a press release announcing the sale of property in Abingdon, Virginia. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER             DESCRIPTION
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99.1                       Press Release dated March 31, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                               COLUMBUS MCKINNON CORPORATION


                               By:    /S/ ROBERT R. FRIEDL
                                     -----------------------------------------
                               Name:  Robert R. Friedl
                               Title: Vice President - Finance and Chief
                                             Financial Officer


Dated:  MARCH 31, 2005
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


                                  EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION
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     99.1                 Press Release dated March 31, 2005